UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2010 (September 30, 2010)

IASIS HEALTHCARE LLC
(Exact name of registrant as specified in its charter)

Delaware	333-117362	20-1150104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement of W. Carl Whitmer

On April 22, 2010, IASIS Healthcare LLC (“IASIS”) announced that it had appointed W. Carl Whitmer as President of IASIS effective immediately and Chief Executive Officer of IASIS effective upon the retirement of IASIS’ existing Chief Executive Officer, David R. White, which is expected to occur on or before December 31, 2010. On September 30, 2010, IASIS Healthcare Corporation (the “Company”), sole member of IASIS, entered into an employment agreement with Mr. Whitmer (the “Whitmer Employment Agreement”), which became effective April 23, 2010, pursuant to which Mr. Whitmer will serve as President of the Company until the retirement of Mr. White, at which time he will be promoted to Chief Executive Officer of the Company. The Whitmer Employment Agreement replaces the employment agreement previously entered into between the Company and Mr. Whitmer, dated May 4, 2004, pursuant to which Mr. Whitmer previously served as Chief Financial Officer of the Company. The Whitmer Employment Agreement also provides for Mr. Whitmer to serve as a member of the Company’s board of directors during the term of the agreement.

The Whitmer Employment Agreement provides for a term of five years, and following the initial five year term, the term of the Whitmer Employment Agreement will be automatically extended for additional one-year periods unless the Company or Mr. Whitmer notifies the other of an intent to terminate no later than 90 days prior to the end of the then current term. Under the terms of the Whitmer Employment Agreement, Mr. Whitmer will be entitled to an initial base salary of $650,000 per year during the period in which he serves as President of the Company and $750,000 per year during the period in which he serves as Chief Executive Officer of the Company. The Whitmer Employment Agreement calls for an annual review of Mr. Whitmer’s base salary by the board of directors, at which time the Company’s board of directors may determine to increase the base salary.

Mr. Whitmer will also be entitled to receive an annual cash target bonus of 75% of his base salary and an annual cash maximum bonus of 150% of his base salary during the period in which he serves as the Company’s President and an annual cash target bonus of 100% of his base salary and an annual cash maximum bonus of 200% of his base salary during the period in which he serves as the Company’s Chief Executive Officer, in each case based upon the achievement of certain performance objectives set annually by the Company’s board of directors.

Pursuant to the terms of the Whitmer Employment Agreement, Mr. Whimter was also granted an option to purchase 0.5% of the total outstanding common stock of the Company at fair market value on the date of grant, and at such time as he is promoted to Chief Executive Officer, an option to purchase an additional 0.5% of the total outstanding common stock of the Company at fair market value on the date of grant, in each case under the terms of the related grant agreement and the IASIS Healthcare Corporation 2004 Stock Option Plan. Mr. Whitmer shall also be eligible to participate in other equity plans of the Company generally available to senior executive officers of the Company.

The Whitmer Employment Agreement also contains provisions for severance payments upon termination of employment under certain circumstances as described in the Whitmer Employment Agreement.

The Whitmer Employment Agreement also contains non-competition and non-solicitation provisions pursuant to which Mr. Whitmer will not compete with the Company or its subsidiaries within 25 miles of the location of any hospital the Company manages for two years following the date of termination of his employment, or for one year in certain limited circumstances. The agreement provides that during this time Mr. Whitmer will not solicit or recruit the Company’s business partners and employees.

The foregoing summary of the Whitmer Employment Agreement is qualified in its entirety by reference to such agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Employment Agreement of John M. Doyle

On April 22, 2010, IASIS announced that it had appointed John M. Doyle as the Chief Financial Officer of the Company effective immediately. On September 30, 2010, the Company entered into an employment agreement with Mr. Doyle (the “Doyle Employment Agreement”), which became effective April 23, 2010, pursuant to which Mr. Doyle will serve as Chief Financial Officer of the Company for a term of five years. Following the initial five year term, the term of the Doyle Employment Agreement will be automatically extended for additional one-year periods unless the Company or Mr. Doyle notifies the other of an intent to terminate no later than 90 days prior to the end of the then current term. Under the terms of the Doyle Employment Agreement, Mr. Doyle will be entitled to an initial base salary of $400,000 per year. The Doyle Employment Agreement calls for an annual review of Mr. Doyle’s base salary by the Company’s board of directors, at which time the board may determine to increase the base salary.

Mr. Doyle will also be entitled to receive an annual cash target bonus of 50% of his base salary and an annual cash maximum bonus of 100% of his base salary based upon the achievement of certain performance objectives set annually by the Company’s board of directors.

Pursuant to the terms of the Doyle Employment Agreement, Mr. Doyle was also granted an option to purchase 62,000 shares of common stock of the Company at fair market value on the date of grant and under the terms of the related grant agreement and the IASIS Healthcare Corporation 2004 Stock Option Plan. Mr. Doyle shall also be eligible to participate in other equity plans of the Company generally available to senior executive officers of the Company.

The Doyle Employment Agreement also contains provisions for severance payments upon termination of employment under certain circumstances as described in the Doyle Employment Agreement.

The Doyle Employment Agreement also contains non-competition and non-solicitation provisions pursuant to which Mr. Doyle will not compete with the Company or its subsidiaries within 25 miles of the location of any hospital the Company manages for 18 months following the date of termination of his employment, or for 12 months in certain limited circumstances. The agreement provides that during this time Mr. Doyle will not solicit or recruit the Company’s business partners and employees.

The foregoing summary of the Doyle Employment Agreement is qualified in its entirety by reference to such agreement, which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement, dated as of September 30, 2010, by and between IASIS Healthcare Corporation and W. Carl Whitmer
10.2	Employment Agreement, dated as of September 30, 2010, by and between IASIS Healthcare Corporation and John M. Doyle

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC

Date: October 6, 2010	By:	/s/ John M. Doyle
John M. Doyle Chief Financial Officer

EXHIBIT INDEX

10.1	Employment Agreement, dated as of September 30, 2010, by and between IASIS Healthcare Corporation and W. Carl Whitmer
10.2	Employment Agreement, dated as of September 30, 2010, by and between IASIS Healthcare Corporation and John M. Doyle